UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 14, 2017

XEROX CORPORATION

(Exact name of registrant as specified in its charter)

New York	001-04471	16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 4505

45 Glover Avenue

Norwalk, Connecticut

06856-4505

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 968-3000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 14, 2017, Xerox Corporation issued two press releases regarding its private offers to exchange certain of its outstanding debt securities for cash or for cash and new debt securities. A copy of each press release is filed herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated by reference in this current report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release issued March 14, 2017, by Xerox Corporation
99.2	Press release issued March 14, 2017, by Xerox Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XEROX CORPORATION

	By:	/s/ Douglas H. Marshall
Douglas H. Marshall
Date: March 14, 2017		Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued March 14, 2017, by Xerox Corporation

99.2	Press release issued March 14, 2017, by Xerox Corporation